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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005

iPCS, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-117942; 333-117944 (Commission File Numbers)	36-4350876 (IRS Employer Identification No.)
1901 North Roselle Road, Schaumburg, Illinois (Address of principal executive offices)		60195 (Zip Code)

Registrant's telephone number, including area code (847) 885-2833

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On March 17, 2005, iPCS, Inc., a Delaware corporation ("iPCS"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Horizon PCS, Inc., a Delaware corporation ("Horizon PCS"). Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of the conditions therein, Horizon PCS will merge in a tax-free, stock-for-stock transaction (the "Merger") with and into iPCS with iPCS as the surviving corporation. Horizon PCS stockholders will receive 0.7725 shares of iPCS common stock for each share of Horizon PCS common stock they hold, subject to adjustment. Each outstanding option to purchase shares of Horizon PCS common stock will be converted into an option to purchase a number of shares of iPCS common stock equal to the number of shares of Horizon PCS common stock for which such option may be exercised multiplied by 0.7725, at an exercise price equal to the original exercise price divided by 0.7725.

        The board of directors of iPCS following the Merger will consist of seven directors, three designated by iPCS, three designated by Horizon PCS, and Timothy M. Yager, who will also continue as president and chief executive officer of iPCS. Robert Katz, the current lead director of Horizon PCS and associated with Apollo Management, L.P., Horizon PCS' largest stockholder, will become chairman of iPCS' board of directors.

        The Merger is expected to close during the summer of 2005. The completion of the Merger is subject to various customary closing conditions, including obtaining the approval of iPCS' and Horizon PCS' stockholders, the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, Federal Communications Commission approval, and the consent of Sprint. The Merger Agreement contains certain termination rights for each of iPCS and Horizon PCS and further provides that in the event of termination of the Merger Agreement under certain circumstances, iPCS and Horizon PCS may be required to pay the other a termination fee of $7.0 million.

        Concurrently with the execution and delivery of the Merger Agreement, certain large stockholders of iPCS and Horizon PCS entered into support agreements (the "Support Agreements"), whereby each stockholder agreed, among other things, to vote its shares in favor of the Merger. The Support Agreements terminate upon certain events as described therein, including, in the event the Merger Agreement is terminated. Holders of approximately 52% of the outstanding shares of common stock of iPCS and holders of approximately 45% of the outstanding shares of common stock of Horizon PCS have signed the Support Agreements. The percentage of shares that are subject to the Support Agreements is reduced in certain circumstances as described therein.

        In connection with the Merger Agreement, iPCS and certain stockholders of iPCS and Horizon PCS have entered into an ancillary agreement (the "Ancillary Agreement") to amend iPCS' existing registration rights agreement, among other things.

        The foregoing descriptions of the Merger Agreement, the Support Agreements and the Ancillary Agreement do not purport to be complete and are qualified in their entirety by reference to the documents which are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5, respectively, and are incorporated herein by reference.

        As permitted under Item 601(b) of Regulation S-K, the Merger Agreement is filed with this report without disclosure schedules. iPCS will provide a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

        STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

        Stockholders will be able to obtain a free copy of the joint proxy statement-prospectus, as well as other filings containing information about iPCS and Horizon PCS, without charge, at the Commission's internet site (http://www.sec.gov). Copies of the joint proxy statement-prospectus and the filings with the Commission of iPCS and Horizon PCS can also be obtained without charge, when they become available, by directing a request to iPCS, Inc., 1901 N. Roselle Road, Suite 500, Schaumburg, IL 60195, Attention: Ed Quatmann; or Horizon PCS, Inc., 68 E. Main Street, Chillicothe, OH 45601, Attention: Pete Holland.

        The respective directors and executive officers of iPCS and Horizon PCS and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding iPCS' directors and executive officers is available in the Annual Report on Form 10-K filed with the Commission by iPCS on December 29, 2004, and information regarding Horizon PCS' directors and executive officers is available in the Form S-4 registration statement filed with the Commission by Horizon PCS on March 17, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement-prospectus and other relevant materials to be filed with the Commission when they become available.

Cautionary Language Concerning Forward-Looking Statements

        This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (1) statements about the benefits of the proposed merger between iPCS, Inc. ("iPCS") and Horizon PCS, Inc. ("Horizon PCS"), including future financial and operating results; (2) statements with respect to iPCS' plans, objectives, expectations and intentions and other statements that are not historical facts; and (3) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "projects" and similar expressions. Such statements are based upon the current beliefs and expectations of iPCS' and Horizon PCS' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

        The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the businesses of iPCS and Horizon PCS may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected combination benefits from the iPCS/Horizon PCS transaction may not be fully realized or realized within the expected time frame; (3) the failure of iPCS or Horizon PCS stockholders to approve the merger and/or the failure to obtain approvals from regulators or other groups; (4) disruption from the merger making it more difficult to maintain relationships with Sprint, subscribers, employees, dealers or suppliers; (5) iPCS' and Horizon PCS' dependence on their affiliation with Sprint; (6) shifts in populations or network focus; (7) changes or advances in technology or difficulties in implementing the iPCS and Horizon PCS Nortel equipment swaps; (8) changes in Sprint's national service plans or fee structure with iPCS or Horizon PCS; (9) change in population; (10) difficulties in network construction; (11) increased competition in iPCS' or Horizon PCS' markets; (12) adverse changes in financial position, condition or results of operations; (13) the inability to open the number of new stores and to expand the co-dealer network as planned; and (14) changes in Sprint's affiliation strategy as a result of the proposed Sprint/Nextel merger or any other merger involving Sprint. Additional factors that could cause iPCS' and Horizon PCS' results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K and in the Quarterly Report on Form 10-Q of iPCS and in the Form S-4 Registration Statement of Horizon PCS filed with the Securities and Exchange Commission (the "Commission") and available at the Commission's internet site (http://www.sec.gov). The forward-looking statements in this document speak only as of the date of the document, and iPCS and Horizon PCS assume no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 17, 2005, by and between iPCS, Inc. and Horizon PCS, Inc.
2.2	Support Agreement, dated as of March 17, 2005, by and among iPCS, Inc., Apollo Investment Fund IV, L.P. and certain of its affiliates.
2.3	Support Agreement, dated as of March 17, 2005, by and among Horizon PCS, Inc. and certain affiliates of American International Group, Inc.
2.4	Support Agreement, dated as of March 17, 2005, by and among iPCS, Inc., Horizon PCS, Inc. and certain affiliates of Silver Point Capital L.P.
2.5
Ancillary Agreement, dated as of March 17, 2005, by and among iPCS, Inc., certain affiliates of American International Group, Inc., certain affiliates of Silver Point Capital L.P, Apollo Investment Fund IV, L.P. and certain of its affiliates, and the Timothy M. Yager 2001 Trust.
99.1
Joint press release issued by iPCS and Horizon PCS announcing the approval of the Agreement and Plan of Merger by their respective Boards of Directors and execution of the Merger Agreement (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by iPCS with the Securities and Exchange Commission on March 17, 2005).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.
Date: March 18, 2005	By:	/s/ STEBBINS B. CHANDOR, JR.
	Name:	Stebbins B. Chandor, Jr.
	Title:	Executive Vice President Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 17, 2005, by and between iPCS, Inc. and Horizon PCS, Inc.
2.2	Support Agreement, dated as of March 17, 2005, by and among iPCS, Inc., Apollo Investment Fund IV, L.P. and certain of its affiliates.
2.3	Support Agreement, dated as of March 17, 2005, by and among Horizon PCS, Inc. and certain affiliates of American International Group, Inc.
2.4	Support Agreement, dated as of March 17, 2005, by and among iPCS, Inc., Horizon PCS, Inc. and certain affiliates of Silver Point Capital L.P.
2.5
Ancillary Agreement, dated as of March 17, 2005, by and among iPCS, Inc., certain affiliates of American International Group, Inc., certain affiliates of Silver Point Capital L.P., Apollo Investment Fund IV, L.P. and certain of its affiliates, and the Timothy M. Yager 2001 Trust.
99.1
Joint press release issued by iPCS and Horizon PCS announcing the approval of the Agreement and Plan of Merger by their respective Boards of Directors and execution of the Merger Agreement (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by iPCS with the Securities and Exchange Commission on March 17, 2005).

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX